Fees Summary	Dec. 15, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 66,939,434.00
Previously Paid Amount	0.00
Total Fee Amount	9,244.34
Total Offset Amount	0.00
Net Fee	$ 9,244.34